Exhibit 10.35

EXECUTION VERSION

FIRST LIEN SECURED NOTE GRANT OF SECURITY INTEREST IN COPYRIGHTS

THIS FIRST LIEN SECURED NOTE GRANT OF SECURITY INTEREST IN COPYRIGHTS (this “Agreement”), dated as of December [4], 2012, is made by each of the signatories hereto (each, a “Grantor”) in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), as note collateral agent (in such capacity, the “Note Collateral Agent”) with respect to the 5.25% Senior Secured First Priority Notes due 2021 (the “Notes”) issued by HD SUPPLY, Inc., a Delaware corporation (the “Company”) pursuant to the Indenture, dated as of the date hereof (as amended pursuant to that First Supplemental Indenture, dated as of the date hereof, and as further amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the Subsidiary Guarantors from time to time parties thereto, and Wilmington Trust.

WHEREAS, pursuant to the Collateral Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, the Subsidiary Guarantors party thereto from time to time and the Note Collateral Agent, each Grantor granted to the Note Collateral Agent a security interest in its Intellectual Property, including Copyrights; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, subject to the conditions of the Indenture, each Grantor agrees, for the benefit of the Note Collateral Agent, as follows:

SECTION 1.  Definitions.  Unless otherwise defined herein or the context other-wise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Indenture and the Collateral Agreement.

SECTION 2.  Grant of Security Interest.  Each Grantor hereby grants, subject to existing licenses to use the Copyrights granted by such Grantor in the ordinary course of its business, to the Note Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Copyrights of such Grantor (including, without limitation, those items listed on Schedule A hereto under such Grantor’s name) and to the extent not otherwise included, all Proceeds and products of any and all of the Copyrights, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except that no security interest is or will be granted pursuant thereto or any other Note Security Document in any right, title or interest of such Grantor under or in any

Copyright Licenses with Persons other than the Company, a Restricted Subsidiary or an Affiliate thereof for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Copyright Licenses.

SECTION 3.  Purpose.  This Agreement has been executed and delivered by the Grantors for the purpose of recording the security interest granted pursuant to the Collateral Agreement with the United States Copyright Office.  This Agreement is expressly subject to the terms and conditions of the Collateral Agreement.  The Collateral Agreement (and all rights and remedies of the Note Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Acknowledgment.  Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Note Collateral Agent with respect to the security interest in the Copyrights are fully set forth in the Indenture and the Collateral Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 5.  Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

CREATIVE TOUCH INTERIORS, INC.

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Vice President and Secretary

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Vice President and Secretary

HSI IP, INC.

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Vice President and Secretary

[Signature Page to First Lien Secured Note Notice Grant of Security Interest in Copyrights]

WHITE CAP CONSTRUCTION SUPPLY, INC.

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Vice President and Secretary

HD SUPPLY FACILITIES MAINTENANCE INC, LTD.
By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Vice President and Secretary

[Signature Page to First Lien Secured Note Notice Grant of Security Interest in Copyrights]

HD SUPPLY, INC.

By:	/s/ Ricardo Nuñez
	Name:	Ricardo Nuñez
	Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to First Lien Secured Note Notice Grant of Security Interest in Copyrights]

WILMINGTON TRUST, NATIONAL ASSOCIATION
As Note Collateral Agent

By:	/s/ Lynn M. Steiner
	Name:	Lynn M. Steiner
	Title:	Vice President

[Signature Page to First Lien Secured Note Notice Grant of Security Interest in Copyrights]

Schedule A

Copyrights

Creative Touch Interiors, Inc.

Title	Registration No.	Registration Date
FW-08	VA 1-048-833	3/27/2000

HDS IP Holding, LLC

Title	Registration No.	Registration Date
Powerscope	TX7-364-190	3/5/2009
WaterCity	VA1-708-882	8/5/2008

HSI IP, Inc.

Title	Registration No.	Registration Date
Tools and industrial supplies: product catalog	TX6-012-472	7/15/2004
One vision, one company, one direction.	TX6-020-162	8/30/2004

White Cap Construction Supply, Inc.

Title	Registration No.	Registration Date
White Cap Construction Supply: the contractor trader.	TX6-205-672	3/23/2005
White Cap Construction Supply: the contractor trader.	TX6-151-123	3/28/2005

HD Supply Facilities Maintenance, Ltd.

Title	Registration No.	Registration Date
AmeriFile Spring/Summer Catalog U	TX0006838826	5/2/2008

HD Supply, Inc.

Title	Registration No.	Registration Date
Maintenance warehouse catalog : maintenance warehouse catalog	TX0003628770	8/10/1993
Maintenance warehouse Kenmore appliance program	TX0003242540	2/5/1992
Maintenance warehouse plumbing repair parts order guide: vol. one.	TX0003209107	12/6/1991
Hospitality lodging catalog: plumbing, electrical, hardware—no. 1 May 1992/July 1992	TX0003318988	5/14/1992
Commercial institutional catalog: plumbing, electrical, hardware	TX0003374930	8/3/1992
Commercial institutional catalog: plumbing, electrical, hardware	TX0003317708	5/14/1992
Maintenance warehouse wholesale catalog	TX0003485093	2/4/1993
Maintenance warehouse wholesale catalog	TX0003364590	8/5/1992
Maintenance warehouse wholesale catalog	TX0003259113	2/5/1992
Maintenance warehouse wholesale catalog	TX0003122004	8/5/1991
Maintenance warehouse wholesale catalog	TX0003010475	1/28/1991
Maintenance warehouse wholesale catalog	TX0002920868	7/16/1990
Maintenance warehouse wholesale catalog	TX0002742030	1/31/1990
Maintenance warehouse wholesale catalog	TX0002633358	8/14/1989
Maintenance warehouse wholesale catalog	TX0002567867	2/2/1989
Paint, plumbing, electrical, hardware wholesale catalog	TX0002427460	4/7/1988
Paint, plumbing, electrical, hardware wholesale catalog	TX0002397162	9/6/1988
Paint, plumbing, electrical, hardware wholesale catalog	TX0001682101	10/21/1985
Paint, plumbing, electrical, hardware wholesale catalog	TX0001636878	7/19/1985
Maintenance warehouse hospitality catalog	TX0003374944	8/4/1992
Maintenance warehouse hospitality catalog	TX0004225062	2/14/1996
Maintenance warehouse hospitality catalog	TX0004877685	10/30/1998
Maintenance warehouse catalog	TXu000282175	3/20/1987
Paint, plumbing, electrical, hardware wholesale catalog	TX0001859414	3/13/1986

Title	Registration No.	Registration Date
Paint, plumbing, electrical, hardware wholesale catalog	TX0001901887	9/10/1986
Paint, plumbing, electrical, hardware wholesale catalog	TX0002002558	2/13/1987
Paint, plumbing, electrical, hardware wholesale catalog	TX0002024492	3/4/1987
Paint, plumbing, electrical, hardware wholesale catalog	TX0002233221	12/11/1987
Paint, plumbing, electrical, hardware wholesale catalog	TX0002139758	8/3/1987
Maintenance warehouse wholesale catalog	TX0003926430	9/16/1994
Maintenance warehouse wholesale catalog	TX0003926428	9/16/1994
Maintenance warehouse wholesale catalog	TX0004036245	3/30/1995
Maintenance warehouse wholesale catalog	TX0004110761	8/4/1995
Maintenance warehouse wholesale catalog	TX0004523515	4/14/1997
Maintenance warehouse wholesale catalog	TX0004792730	10/30/1998